Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of January 14, 2022 (this “Amendment”), among SCOPUS BIOPHARMA INC., a Delaware corporation (the “Company”) and the Purchaser signatory hereto. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, as defined herein.

W I T N E S S E T H:

WHEREAS, on November 21, 2021, the Company entered into the Securities Purchase Agreement, (the “Existing Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”); and

WHEREAS, the Company has requested that the Purchaser, severally and not jointly with the other Purchasers, amend the Existing Purchase Agreement as more specifically set forth herein (the Existing Purchase Agreement, as amended by this Amendment, and as the same may be amended, restated, modified and/or supplemented from time to time being referred to as the “Purchase Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1. AMENDMENTS. Effective as of the date hereof, the Existing Purchase Agreement shall be amended in the manner set forth below.

(a)               Section 1.1.

(i)                 The definition of “Authorized Share Increase Date” in Section 1.1 is hereby amended to replace the existing definition with the following:

““Authorized Share Increase Date” means the date the initial Registration Statement covering all of the Shares and the AIO Shares has been declared effective by the Commission.”

(ii)              The definition of “Effective Date” in Section 1.1 is hereby amended to delete the phrase “, after the Authorized Share Increase Date,”.

(b)               Section 4.11. The text of Section 4.11(b) is hereby deleted and replaced with “[Intentionally Omitted].”

(c)               Section 4.12. The text of Section 4.12 is hereby deleted and replaced with “[Intentionally Omitted].”

ARTICLE 2. MISCELLANEOUS.

2.1              Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

2.2              Ratification. Except as set forth in Article 1, no amendment is intended hereby. The Existing Purchase Agreement, as amended by this Amendment, and the other agreements, documents and instruments delivered in connection with the Existing Purchase Agreement (and/or in connection with this Amendment) are, and shall continue to be, in full force and effect, and each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Purchase Agreement, as amended by this Amendment, and each of the other agreements, documents and instruments delivered in connection with the Existing Purchase Agreement (and/or in connection with this Amendment).

2.3              WAIVER OF JURY TRIAL. WITHOUT LIMITING IN ANY WAY SECTION 5.22 OF THE PURCHASE AGREEMENT, IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

2.4              GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any this Amendment), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of this Amendment, then, in addition to the obligations of the Company under Section 4.10 of the Purchase Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

2.5              References. From and after the effective date of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Purchase Agreement in any and all agreements, instruments, certificates and other documents relating to the Purchase Agreement, shall be deemed to mean the Purchase Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

SCOPUS BIOPHARMA INC.

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE FOLLOWS]

[Signature Page to Amendment No. 1 to the Securities Purchase Agreement]

[SECURITIES PURCHASE AGREEMENT AMENDMENT NO. 1]

Name of Purchaser: ____________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

[Signature Page to Amendment No. 1 to the Securities Purchase Agreement]